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EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2003, (the "Report") by Arkansas Best Corporation ("Registrant"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        ARKANSAS BEST CORPORATION
                                              (Registrant)

Date:   February 27, 2004               /s/ Robert A. Young III
                                        ----------------------------------------
                                        Robert A. Young III
                                        President & Chief Executive Officer

                                        ARKANSAS BEST CORPORATION
                                               (Registrant)

Date:   February 26, 2004               /s/ David E. Loeffler
                                        ----------------------------------------
                                        David E. Loeffler
                                        Senior Vice President - Chief Financial
                                        Officer and Treasurer